Exhibit 99.1
Doximity Announces Fiscal 2022 Second Quarter Financial Results
Total revenues of $79.4 million, up 76% year-over-year
Net income margin of 45% and adjusted EBITDA margin of 41%
SAN FRANCISCO, Calif., November 9, 2021 -- Doximity, Inc. (NYSE: DOCS), the leading digital platform for U.S. medical professionals, today announced results for the fiscal 2022 second quarter ended September 30, 2021.
“We’re pleased to report another strong financial quarter as the shift to digital among our clients continues,” said Jeff Tangney, co-founder & CEO at Doximity. “We’re particularly proud that our existing clients generated a record 173% net revenue retention rate (for the trailing 12 months), and that our telehealth platform grew to a record of over 330,000 active providers.”
Fiscal 2022 Second Quarter Financial Highlights:
All comparisons, unless otherwise noted, are to the three months ended September 30, 2020.
•Revenue: Revenue of $79.4 million versus $45.1 million, an increase of 76% year-over-year.
•Net income and non-GAAP net income: Net income of $36.1 million versus $10.0 million, representing a 45% margin. Non-GAAP net income of $41.6 million, versus $11.2 million, representing a 52% margin.
•Adjusted EBITDA: Adjusted EBITDA of $32.8 million versus $12.6 million, an increase of 160% year-over-year, representing adjusted EBITDA margins of 41%, versus 28%.
•Net income per share and non-GAAP net income per share: Diluted net income per share was $0.17, versus $0.02, while non-GAAP diluted net income per share was $0.19, versus $0.02.
•Operating cash flow and free cash flow: Operating cash flow of $19.2 million, versus $12.7 million, and free cash flow of $18.1 million, versus $11.3 million.
Financial Outlook
Doximity is providing guidance for its fiscal third quarter ending December 31, 2021 as follows:
•Revenue between $85.8 million and $86.8 million.
•Adjusted EBITDA between $32.0 million and $33.0 million.
Doximity is updating guidance for its fiscal year ending March 31, 2022 as follows:
•Revenue between $326.1 million and $328.1 million.
•Adjusted EBITDA between $127.6 million and $129.6 million.
Lock-up Expiry on November 12, 2021
In connection with the Company’s initial public offering of Class A common stock, its executive officers, directors, and substantially all of its stockholders were parties to lock-up agreements that restrict their ability to sell or transfer their Doximity shares. Pursuant to the terms of the lock-up agreements, the lock-up will expire at the opening of trading on November 12, 2021. Certain of the shares of the Company’s common stock that become eligible for sale in the public market upon the lock-up expiration remain subject to volume and other restrictions of Rule 144 of the Securities Act of 1933, as amended, and restrictions on insider trading in accordance with Company policy.

Conference Call Information
Doximity will host a webcast today at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss these financial results. To listen to a live audio webcast, please visit the Company’s Investor Relations page at https://investors.doximity.com. The archived webcast will be available on the Company’s Investor Relations page shortly after the call.
About Doximity
Founded in 2010, Doximity is the leading digital platform for medical professionals. The company’s network members include over 80% of U.S. physicians across all specialties and practice areas. Doximity provides its verified clinical membership with digital tools built for medicine, enabling them to collaborate with colleagues, stay up to date with the latest medical news and research, manage their careers, and conduct virtual patient visits. Doximity’s mission is to help doctors be more productive so they can provide better care for their patients. For more information, please visit www.doximity.com.
Forward-Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors including (i) the impact of the COVID-19 pandemic (including the impact to our industry or on our customers’ industries, impact on general economic conditions, and government responses, restrictions, and actions related to the pandemic); (ii) our ability to retain existing members or add new members to our platform and maintain or grow their engagement with our platform; (iii) our ability to attract new customers or retain existing customers; (iv) the impact of our prioritization of our members’ interests; (v) breaches in our security measures or unauthorized access to members’ data; (vi) our ability to maintain or manage our growth, and other risks and factors that are beyond our control including, without limitation, those set forth in the section entitled “Risk Factors” in the prospectus for our recent offering of shares of Class A common stock shares that was filed with the SEC on June 25, 2021, and in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, as such risk factors may be updated from time to time in our periodic filings with the SEC. Additional information will be provided in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could cause actual results to differ materially from those contained in our forward-looking statements. The forward-looking statements made in this press release relate only to management’s beliefs and assumptions as of this date. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Perry Gold
ir@doximity.com
Media Contact:
pr@doximity.com

DOXIMITY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	September 30, 2021	March 31, 2021
Assets
Current assets:
Cash and cash equivalents	$79,521	$66,393
Marketable securities	663,140	76,141
Accounts receivable, net	55,681	50,319
Prepaid expenses and other current assets	28,159	10,692
Deferred contract costs, current	3,107	5,856
Total current assets	829,608	209,401
Property and equipment, net	8,004	7,598
Deferred income tax assets	2,112	2,112
Operating lease right-of-use assets	770	1,339
Intangible assets, net	9,067	9,596
Goodwill	18,915	18,915
Other assets	779	2,758
Total assets	$869,255	$251,719
Liabilities, Redeemable Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$781	$1,515
Accrued expenses	15,664	16,285
Deferred revenue, current	78,681	83,272
Operating lease liabilities, current	498	970
Total current liabilities	95,624	102,042
Deferred revenue, non-current	49	220
Operating lease liabilities, non-current	118	284
Other liabilities, non-current	904	972
Total liabilities	96,695	103,518

Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock	—	81,458
Stockholders' Equity
Preferred stock	—	—
Common stock	187	83
Additional paid-in capital	674,414	30,357
Accumulated other comprehensive loss	(775)	(21)
Retained earnings	98,734	36,324
Total stockholders' equity	772,560	66,743
Total liabilities, redeemable convertible preferred stock, and stockholders’ equity	$869,255	$251,719

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
Revenue	$79,350	$45,113	$152,019	$81,501
Cost of revenue(1)	8,951	7,456	16,937	15,331
Gross profit	70,399	37,657	135,082	66,170
Operating expenses(1):
Research and development	15,460	9,866	28,701	19,909
Sales and marketing	21,161	14,145	40,532	27,430
General and administrative	8,827	3,209	16,023	6,311
Total operating expenses	45,448	27,220	85,256	53,650
Income from operations	24,951	10,437	49,826	12,520
Interest income	440	73	516	210
Other expense, net	(20)	(93)	(51)	(383)
Income before income taxes	25,371	10,417	50,291	12,347
Provision for (benefit from) income taxes	(10,717)	380	(12,119)	851
Net income	$36,088	$10,037	$62,410	$11,496
Undistributed earnings attributable to participating securities	—	(8,354)	(18,326)	(9,122)
Net income attributable to Class A and Class B common stockholders, basic and diluted	$36,088	$1,683	$44,084	$2,374
Net income per share attributable to Class A and Class B common stockholders:
Basic	$0.19	$0.02	$0.32	$0.03
Diluted	$0.17	$0.02	$0.27	$0.03
Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,171	70,591	137,154	69,988
Diluted	216,672	91,830	166,066	88,498

(1) Costs and expenses include share-based compensation expenses as follows:

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue	$793	$99	$1,061	$189
Research and development	1,859	281	2,829	545
Sales and marketing	1,866	376	2,894	671
General and administrative	2,154	423	5,015	757
Total stock-based compensation expense	$6,672	$1,179	$11,799	$2,162

DOXIMITY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
Cash flows from operating activities
Net income	$36,088	$10,037	$62,410	$11,496
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	1,158	928	2,311	1,696
Deferred income taxes	—	260	—	623
Stock-based compensation, net of amounts capitalized	6,672	1,179	11,799	2,162
Other	(72)	44	(70)	105
Non-cash lease expense	286	643	569	1,294
Bad debt expense (recovery)	288	(84)	195	4
Amortization of premium on marketable securities, net	1,264	9	1,561	14
Amortization of prepaid partner fees	231	—	799	—
Amortization of deferred contract costs	2,452	1,593	5,656	3,140
Changes in operating assets and liabilities, net of effect of acquisition:
Accounts receivable	(9,978)	(4,028)	(5,556)	(14,890)
Prepaid expenses and other assets	(14,867)	(2,707)	(18,191)	763
Deferred contract costs	(1,483)	(1,275)	(2,975)	(2,755)
Accounts payable	(420)	89	(292)	(275)
Accrued expenses	1,958	181	(419)	(643)
Deferred revenue	(4,198)	6,496	(4,763)	18,543
Operating lease liabilities	(167)	(650)	(638)	(1,310)
Other liabilities	(60)	(14)	(69)	1,494
Net cash provided by operating activities	19,152	12,701	52,327	21,461
Cash flows from investing activities
Purchases of property and equipment	(200)	(67)	(241)	(92)
Capitalized internal-use software	(900)	(1,379)	(1,671)	(2,530)
Purchases of marketable securities	(1,088,768)	—	(1,156,143)	—
Maturities of marketable securities	24,787	16,000	35,551	34,000
Sales of marketable securities	531,076	—	531,076	—
Cash paid for acquisition, net of cash acquired	—	—	—	(31,634)
Other	—	(25)	—	(25)
Net cash provided by (used in) investing activities	(534,005)	14,529	(591,428)	(281)
Cash flows from financing activities
Proceeds from issuance of common stock upon initial public offering after deducting underwriting discounts and commissions	—	—	553,905	—
Payments of deferred offering costs	(2,214)	—	(3,982)	—
Proceeds from issuance of common stock upon exercise of stock options	2,323	1,124	5,060	1,347
Taxes paid related to net share settlement of equity awards	(56)	—	(56)	—
Repurchase and retirement of common stock	—	—	(2,698)	—
Net cash provided by financing activities	53	1,124	552,229	1,347
Net increase (decrease) in cash and cash equivalents	(514,800)	28,354	13,128	22,527
Cash and cash equivalents, beginning of period	594,321	42,603	66,393	48,430
Cash and cash equivalents, end of period	$79,521	$70,957	$79,521	$70,957

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses the following non-GAAP measures of financial performance:
•Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP net income, non-GAAP net income margin, and non-GAAP basic and diluted net income per common share: We exclude the effect of stock-based compensation expense-related charges, amortization of acquired intangible assets, and expenses associated with acquisitions from non-GAAP gross profit, non-GAAP gross margin and non-GAAP operating income. Non-GAAP net income and non-GAAP net income margin are further adjusted for estimated income tax on such adjustments. We calculate income taxes on the adjustments by applying an estimated annual effective tax rate to the adjustments. Non-GAAP basic and diluted net income per common share is non-GAAP net income attributable to common stockholders divided by the weighted average number of shares. For both basic and diluted non-GAAP net income per share, the weighted average shares we use in computing non-GAAP net income per share is equal to our GAAP weighted average shares. Non-GAAP gross margin represents non-GAAP gross profit as a percentage of revenue and non-GAAP net income margin represents non-GAAP net income as a percentage of revenue.
•Adjusted EBITDA and adjusted EBITDA margin: We define adjusted EBITDA as net income before interest, income taxes, depreciation, and amortization, and as further adjusted for acquisition and other related expenses, stock-based compensation expense, and other (income) expense, net. Adjusted EBITDA margin represents adjusted EBITDA as a percentage of revenue.
•Free cash flow: We calculate free cash flow as cash flow from operating activities less purchases of property and equipment and capitalized internal-use software development cost.
We use these non-GAAP financial measures internally for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures and should be read only in conjunction with our condensed consolidated financial statements prepared in accordance with GAAP. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP to non-GAAP results.
Key Business Metrics
•Net revenue retention rate: We calculate net revenue retention rate by taking the trailing 12-month (“TTM”) subscription-based revenue from our customers that had revenue in the prior TTM period and dividing that by the total subscription-based revenue for the prior TTM period. Our net revenue retention rate compares our subscription revenue from the same set of customers across comparable periods, and reflects customer renewals, expansion, contraction, and churn.
•Customers with trailing 12-month subscription revenue greater than $100,000: We calculate the number of customers with trailing 12-month (“TTM”) product revenue greater than $100,000 by counting the number of customers that contributed more than $100,000 in subscription revenue in the TTM period. The number of customers with TTM subscription-based revenue of at least $100,000 is a key indicator of the scale of our business.

Reconciliation of GAAP to Non-GAAP Financial Measures
The following tables reconcile the specific items excluded from GAAP metrics in the calculation of non-GAAP metrics for the periods shown below:

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
	(in thousands)		(in thousands)
Net income	$36,088	$10,037	$62,410	$11,496
Adjusted to exclude the following:
Acquisition and other related expenses	—	65	—	144
Stock-based compensation	6,672	1,179	11,799	2,162
Depreciation and amortization	1,158	928	2,311	1,696
Interest income	(440)	(73)	(516)	(210)
Provision for (benefit from) income taxes	(10,717)	380	(12,119)	851
Other expense, net	20	93	51	383
Adjusted EBITDA	$32,781	$12,609	$63,936	$16,522

Revenue	$79,350	$45,113	$152,019	$81,501
Net income margin	45%	22%	41%	14%
Adjusted EBITDA margin	41%	28%	42%	20%

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
	(in thousands)		(in thousands)
Net cash provided by operating activities	$19,152	$12,701	$52,327	$21,461
Purchases of property and equipment	(200)	(67)	(241)	(92)
Capitalized internal-use software	(900)	(1,379)	(1,671)	(2,530)
Free cash flow	$18,052	$11,255	$50,415	$18,839
Other cash flow components:
Net cash provided by (used in) investing activities	$(534,005)	$14,529	$(591,428)	$(281)
Net cash provided by financing activities	$53	$1,124	$552,229	$1,347

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
	(in thousands)		(in thousands)
GAAP cost of revenue	$8,951	$7,456	$16,937	$15,331
Adjusted to exclude the following:
Stock-based compensation	(793)	(99)	(1,061)	(189)
Non-GAAP cost of revenue	$8,158	$7,357	$15,876	$15,142

GAAP gross profit	$70,399	$37,657	$135,082	$66,170
Adjusted to exclude the following:
Stock-based compensation	793	99	1,061	189
Non-GAAP gross profit	$71,192	$37,756	$136,143	$66,359

GAAP gross margin	89%	83%	89%	81%
Non-GAAP gross margin	90%	84%	90%	81%

GAAP research and development expense	$15,460	$9,866	$28,701	$19,909
Adjusted to exclude the following:
Stock-based compensation	(1,859)	(281)	(2,829)	(545)
Non-GAAP research and development expense	$13,601	$9,585	$25,872	$19,364

GAAP sales and marketing expense	$21,161	$14,145	$40,532	$27,430
Adjusted to exclude the following:
Stock-based compensation	(1,866)	(376)	(2,894)	(671)
Amortization of acquired intangibles	(265)	(257)	(530)	(514)
Non-GAAP sales and marketing expense	$19,030	$13,512	$37,108	$26,245

GAAP general and administrative expense	$8,827	$3,209	$16,023	$6,311
Adjusted to exclude the following:
Acquisition and other related expenses	—	(65)	—	(144)
Stock-based compensation	(2,154)	(423)	(5,015)	(757)
Non-GAAP general and administrative expense	$6,673	$2,721	$11,008	$5,410

GAAP operating expense	$45,448	$27,220	$85,256	$53,650
Adjusted to exclude the following:
Acquisition and other related expenses	—	(65)	—	(144)
Stock-based compensation	(5,879)	(1,080)	(10,738)	(1,973)
Amortization of acquired intangibles	(265)	(257)	(530)	(514)
Non-GAAP operating expense	$39,304	$25,818	$73,988	$51,019

GAAP operating income	$24,951	$10,437	$49,826	$12,520
Adjusted to exclude the following:
Acquisition and other related expenses	—	65	—	144
Stock-based compensation	6,672	1,179	11,799	2,162
Amortization of acquired intangibles	265	257	530	514
Non-GAAP operating income	$31,888	$11,938	$62,155	$15,340

	Three Months Ended September 30,		Six Months Ended September 30,
	2021	2020	2021	2020
	(unaudited)		(unaudited)
	(in thousands, except per share data)		(in thousands, except per share data)
GAAP net income	$36,088	$10,037	$62,410	$11,496
Adjusted to exclude the following:
Acquisition and other related expenses	—	65	—	144
Stock-based compensation	6,672	1,179	11,799	2,162
Amortization of acquired intangibles	265	257	530	514
Income tax effect of non-GAAP adjustments (1)	(1,457)	(315)	(2,589)	(592)
Non-GAAP net income	$41,568	$11,223	$72,150	$13,724
Non-GAAP net income margin	52%	25%	47%	17%

GAAP undistributed earnings attributable to participating securities	$—	$(8,354)	$(18,326)	$(9,122)
Impact on undistributed earnings attributable to participating securities due to non-GAAP adjustments	—	(616)	(2,055)	(1,162)
Non-GAAP undistributed earnings attributable to participating securities	$—	$(8,970)	$(20,381)	$(10,284)

Non-GAAP net income	$41,568	$11,223	$72,150	$13,724
Non-GAAP undistributed earnings attributable to participating securities	—	(8,970)	(20,381)	(10,284)
Non-GAAP net income attributable to Class A and Class B stockholders, basic and diluted	$41,568	$2,253	$51,769	$3,440

Weighted-average shares used in computing net income per share attributable to Class A and Class B common stockholders:
Basic	186,171	70,591	137,154	69,988
Diluted	216,672	91,830	166,066	88,498

Non-GAAP net income per share attributable to Class A and Class B stockholders:
Basic	$0.22	$0.03	$0.38	$0.05
Diluted	$0.19	$0.02	$0.31	$0.04
(1) For the three and six months ended September 30, 2021 and 2020, management used an estimated annual effective non-GAAP tax rate of 21.0%.